                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 23, 1997

                               BEST SOFTWARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            VIRGINIA                               333-33275                            54-1222526
(State or other jurisdiction of             (Commission File Number)                  (I.R.S. Employer
 incorporation or organization)                                                     Identification No.)

                            11413 ISAAC NEWTON SQUARE
                                RESTON, VA 20190
                                 (703) 709-5200
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ---------------




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            c.          EXHIBITS

                        See Index to Exhibits attached

 .





ITEM 8. CHANGE IN FISCAL YEAR

Best Software, Inc. announced on December 22, 1997 that its Board of Directors has approved a change for the end of its fiscal year from March 31 to December
31. As a result of this change, the Company's current fiscal year will be a nine-month transition year ending on December 31, 1997. The results for the nine-month transition period will be reported on Form 10-KT no later than March 31, 1998. Thereafter, the Company's fiscal year will run from January 1 through December 31.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by each of the undersigned hereunto duly authorized.

                             BEST SOFTWARE, INC.

                             By:    /s/ Timothy A. Davenport
                                    ------------------------
                                    Timothy A. Davenport
                                    President and Chief Executive Officer

                             By:    /s/ David N. Bosserman
                                    ----------------------
                                    David N. Bosserman
                                    Executive Vice President,
                                    Chief Financial Officer and Treasurer















































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                                INDEX TO EXHIBITS

Exhibit Number

99.2                    Press Release dated December 22, 1997